                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 3, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

    Delaware                    File No. 1-12248                 54-1437073
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
 incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3300
             (Registrant's telephone number, including area code)

Item 5.    Other events
           ------------


  In a press release dated March 3, 2000, Kaiser Group International, Inc. announced that the New York Stock Exchange, Inc. will suspend trading of the Company's common stock and that trading will be moved to the National Association of Securities Dealers' OTC Bulletin Board Service. A copy of this two page press release is attached to this Report on Form 8-K as Exhibit 99.


Item 7.    Financial Statements and Exhibits
           ---------------------------------
           Exhibit 99-Press Release



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KAISER GROUP INTERNATIONAL, INC.
                                         (Registrant)


                                  /s/ Timothy P. O'Connor
                                  ---------------------------
                                  Timothy P. O'Connor
                                  Senior Vice President and
                                  Chief Financial Officer

Date:  March 6, 2000